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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 24, 2003
              (Date of Earliest Event Reported: February 24, 2003)

                              ANR Pipeline Company
             (Exact name of Registrant as specified in its charter)

         Delaware                        1-7320                   38-1281775
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600

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ITEM 7. Financial Statements and Exhibits.

99.1 Slide presentation accompanying meetings commencing February 25, 2003.

99.2 The sections of the preliminary offering memorandum titled "Our Company," "Objective and Strategy," "The Transaction," "Great Lakes," "Recent Events," and "Ownership Structure".

99.3 The section of the preliminary offering memorandum titled "Summary Historical and Pro Forma Financial Information".

99.4 The section of the preliminary offering memorandum titled "Risk Factors".

99.5 The section of the preliminary offering memorandum titled "Management's Discussion and Analysis of Financial Condition and Results of Operations".

99.6 The section of the preliminary offering memorandum titled "Business".

99.7 The section of the preliminary offering memorandum titled "Related Party Transactions".

99.8 The section of the preliminary offering memorandum titled "Pro Forma Financial Statements".

ITEM 9. Regulation FD Disclosure.

     On February 24, 2003, we commenced a private offering of $300 million principal amount of our senior notes due 2010.

     Certain matters regarding us and our business that have not been previously publicly reported are disclosed in the preliminary offering memorandum for the senior notes and in the related slide presentation to be used at various meetings with prospective investors. These disclosures, including the slide presentation, are attached as exhibits to this current report on Form 8-K and are being furnished to comply with Regulation FD. The information disclosed in this current report on Form 8-K is not considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.

     This current report on Form 8-K includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of us and our affiliates. These statements may relate to, but are not limited to, information or assumptions about earnings per share, capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of our senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

     Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this current report on Form 8-K.

     For a description of risks relating to us and our business, see "Risk Factors" attached hereto as Exhibit 99.4.

     All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this current report on Form 8-K and any other cautionary statements that may accompany such forward-looking statements. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require us to do so.


                                      -1-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ANR Pipeline Company



                                      By:       /s/ GREG G. GRUBER
                                         ---------------------------------------
                                         Name: Greg G. Gruber
                                              ----------------------------------
                                         Title: Senior Vice President,
                                               ---------------------------------
                                                Chief Financial Officer
                                                and Treasurer
                                                (Principal Financial Officer)



Date: February 24, 2003
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                                 EXHIBIT INDEX

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
99.1     Slide presentation accompanying meetings commencing February 25, 2003.

99.2 The sections of the preliminary offering memorandum titled "Our Company," "Objective and Strategy," "The Transaction," "Great Lakes," "Recent Events," and "Ownership Structure".

99.3 The section of the preliminary offering memorandum titled "Summary Historical and Pro Forma Financial Information".

99.4     The section of the preliminary offering memorandum titled "Risk
         Factors".

99.5 The section of the preliminary offering memorandum titled "Management's Discussion and Analysis of Financial Condition and Results of Operations".

99.6     The section of the preliminary offering memorandum titled "Business".

99.7 The section of the preliminary offering memorandum titled "Related Party Transactions".

99.8 The section of the preliminary offering memorandum titled "Pro Forma Financial Statements".
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